UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                 FORM 8-K/A #2

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Event: March 24, 2003

                             WPB FINANCIERS, LTD.
            (Exact name of registrant as specified in its charter)

          Delaware                000-49935                    06-1638637
(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)              Identification No.)

               8723 Cambie Street, Vancouver, BC Canada V6P 3J9
              (Address of Principal Executive Office) (Zip Code)

                                 604-868-0981
                        (Registrant's telephone number)

              2000 Hamilton Street, #520, Philadelphia, PA 19130
         (Former name or former address, if changed since last report)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

(a) On March 24, 2003, there was a change of control of WPB Financiers, Ltd. (the "Company"). The change of control occurred as a result of closing under a Stock Purchase Agreement (the "Agreement"), dated March 24, 2003, by and among the Company, Enviromat Industries Co. Ltd., a Delaware corporation, as "Buyer" and a major shareholder of the Company, as Seller. A copy of the Stock Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K, and is incorporated in its entirety herein. The foregoing description is modified by such references. Under the terms of the Agreement, the Buyer purchased a total of 7,828,000 shares, representing 95% of the issued and outstanding common stock of the Company, for a total purchase price of US$38,000, or approximately $0.00485 per share. The purchase price was payable $25,000 in cash at or prior to closing, and $10,000 through execution of a cognovit promissory note. The funds used for completion of the purchase transaction were provided by the working capital funds of Enviromat Industries Co. Ltd.

Enviromat Industries Co. Ltd. purchased the shares of the Company in anticipation of the subsequent completion of a share exchange transaction in which EFM Industries Inc., a Nevada wholly owned subsidiary of Enviromat Industries Co. Ltd., would become a wholly owned subsidiary of the Company. The proposed form of Agreement for Share Exchange is filed as an exhibit to this Current Report on Form 8-K. Following completion of the proposed share exchange transaction, it is anticipated that the 7,828,000 shares of the Company purchased by Enviromat Industries Co. Ltd., will be surrendered for cancellation and will, thereafter, no longer be part of the Company's issued and outstanding common stock. After completion of the share exchange transaction, it is also anticipated that the Company will change its name to EFM International Holdings, Ltd.

Prior to closing under the Agreement, Michael Tay was the sole officer and director of the Company. In conjunction with closing under the Agreement, the Board of Directors of the Company nominated Mr. Christopher C. Chang to the Board of Directors and all former officers and directors resigned. Mr. Chang was then named President, CEO, Secretary and Treasurer of the Company.

The following table sets forth the name of the selling shareholder, the number of shares sold under the Stock Purchase Agreement, and the number and percentage of shares owned following closing under the Stock Purchase Agreement.

                        Number of Shares   Number of Shares
Name and Address              Sold        Beneficially Owned  Percent of Class
----------------------  ----------------  ------------------  ----------------
Michael Tay                7,828,000            412,000              5%
2000 Hamilton St. #520
Philadelphia, PA 19130

The following table sets forth, as of the date of completion of closing under the Stock Purchase Agreement the beneficial ownership of the Company's Common Stock. The table lists the name and address, the number of shares beneficially owned, and the percentage of ownership of: (i) each stockholder known by the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officer(s) of the Company as a group.

                                       Number of Shares
Name and Address                      Beneficially Owned     Percent of Class
---------------------------------     ------------------     ----------------
Enviromat Industries Co. Ltd. (1)          7,828,000                95%
8723 Cambie Street, Vancouver,
BC Canada V6P 3J9

Christopher C. Chang (2)                   7,828,000                95%
President, Chief Executive
Officer, Secretary, Treasurer
and Director
8723 Cambie Street, Vancouver,
BC Canada V6P 3J9

All Executive Officers and                 7,828,000                95%
Directors as a Group (1 Person)

---------------------------------
   (1) Mr. Chang is the controlling shareholder and sole director and officer of Enviromat Industries Co. Ltd., a Delaware corporation.
   (2) As the controlling shareholder, sole director and officer of Enviromat Industries Co. Ltd., Mr. Chang is deemed to be the beneficial owner of the Common Stock of the Company owned by Enviromat Industries Co. Ltd.

CHANGE IN OFFICERS

In addition to the change in voting control of the Company, there was also a change in the identity of the Company's officers as a result of closing under the Stock Purchase Agreement. The previous officers of the Company resigned and the following persons were appointed as their successors:

Name                  Age   Position
--------------------  ---   -------------------------------------------------
Christopher C. Chang  28    President, CEO, Secretary, Treasurer and Director

CHRISTOPHER C. CHANG is the Chairman of the Board, Chief Executive
Officer, President and Director of Enviromat Industries Co. Ltd., a Delaware corporation and has served in this capacity since September 2002. He is also the sole officer and director of EFM Industries Inc., a Nevada corporation.
He also served as Chief Operating Officer of Green Great Ltd. since its inception in 1991. Mr. Chang has also served as Vice President of Marketing and Chief Operating Officer of numerous international trading companies in the past overseeing overseas operations and heading marketing efforts. Mr. Chang has been awarded The Entrepreneurial Success Award by the Taiwan Chamber of Commerce in BC Canada and gratulation from MP of Canada.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are filed as part of this Current Report on Form 8K:

2.1 Stock Purchase Agreement, dated as of March 24, 2003, by and among WPB Financiers, Ltd., Enviromat Industries Co. Ltd. as "Buyer," and Michael Tay as "Seller."

2.2 Proposed Form of Agreement for Share Exchange by and among WPB Financiers, Ltd., EFM Enterprises Inc., and Enviromat Industries Co. Ltd.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPB FINANCIERS, LTD.


By: /s/ Christopher C. Chang
-------------------------------------
Christopher C. Chang
Title: President and Chief Executive Officer
Date: March 31, 2003




EXHIBIT 2.1 - STOCK PURCHASE AGREEMENT



                           STOCK PURCHASE AGREEMENT



             THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 24th day of March, 2003, by and among WPB Financiers, Ltd., a Delaware corporation (the "Company"), Michael Tay ("Seller"), an individual, 2000 Hamilton Street, #520, Philadelphia, PA 19130, and Enviromat Industries Co. Ltd., a Delaware corporation or its assigns, 8723 Cambie Street, Vancouver, BC Canada V6P 3J9 ("Purchaser"). The Purchaser, the Company and the Seller are collectively referred as the "Parties."



                             W I T N E S S E T H:

       WHEREAS, Seller is a shareholder of the Company;

       WHEREAS, Seller currently owns 8,240,000 shares of common stock in the Company (the "Shares"), which represents 100% of the issued and outstanding common shares in the Company;

       WHEREAS, Purchaser desires to purchase 7,828,000 of the Shares from Seller for a purchase price of Thirty-Eight Thousand Dollars (US$38,000.00); and

       WHEREAS, the parties desire to enter into and execute this Agreement for the purpose of setting forth the terms and conditions of the sale and purchase contemplated herein.

       NOW THEREFORE, in consideration of the premises set forth above and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:


1. Purchase And Sale Of Stock. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 7,828,000 of Seller's Shares, par value $0.0001, for a total price of Thirty-Eight Thousand Dollars (US$38,000.00).

             2.     Closing

             . The purchase and sale of the Shares shall take place on or before March 28, 2003, at such time and place as the Purchaser and Seller mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At Closing, Purchaser shall deliver to Seller, in cash, cash equivalent, or wire transfer, US$25,000.00, and US$10,000.00 through execution of a cognovit promissory note at closing in the form attached hereto as Exhibit A, and Seller agrees to endorse any certificates evidencing the Shares.

             3.     Limited Representations and Warranties of the Seller

             . The Seller and Purchaser acknowledge and agree that Seller has not made any representations or warranties of any sort regarding the Company, its ownership thereof, whether it is current with its filing with any regulatory agency, or the Shares to be purchased hereunder

             . Seller has the full power and authority to execute and deliver this Agreement and Shares to Purchaser.

             4.     Representations and Warranties of Purchaser

             . Purchaser hereby represents and warrants that Purchaser has full power and authority to enter into this Agreement and such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms. Purchaser agrees and acknowledges that this Agreement and the purchase of Shares hereunder was not made as a result of any representations, whether written or oral, any warranties or other information provided by Seller regarding the Company or the Shares. Purchaser further acknowledges that Seller is not making any warranties or representations regarding the Company or its Shares and that the Purchaser has performed its own due diligence and is satisfied with such results.

             5.     Successors and Assigns

             . Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             6.     Governing Law

             . This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed under the laws of the State of Pennsylvania as applied to agreements among Pennsylvania residents entered into and to be performed entirely within Pennsylvania.

             7.     Counterparts

             . This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             8. Expenses. The Purchaser shall be responsible for any and all costs or expenses incurred by Seller to effectuate the transfer of Shares hereunder, including, but not limited to any brokerage fees and any filing fees or expenses incurred for SEC filings required as a result of Seller's transfer of the Shares. Notwithstanding, the parties shall be responsible for their own legal and administrative fees in the preparation of this Agreement.

             9.     Entire Agreement

             . This Agreement (including the Exhibit A referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


ENVIROMAT INDUSTRIES CO. LTD.
A Delaware corporation

/s/ Christopher C. Chang
-----------------------------
By: Christopher C. Chang
Its: President



WPB FINANCIERS, LTD.
A Delaware corporation

/s/ Michael Tay
-----------------------------
By: Michael Tay
Its: President



MICHAEL TAY

/s/ Michael Tay
-----------------------------
By: Michael Tay



EXHIBIT A - COGNOVIT PROMISSORY NOTE



                           COGNOVIT PROMISSORY NOTE


US$10,000.00 Philadelphia, Pennsylvania                         March 24, 2003

FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of MICHAEL TAY (together with any subsequent holder hereof, the "Holder"), at 2000 Hamilton Street, #520, Philadelphia, Pennsylvania 19130-3883, the principal sum of Ten Thousand United States Dollars (US$10,000.00) on or before April 30, 2003 (the "Maturity Date").

This Note is made and delivered by Maker in accordance with Section 2 of that certain Stock Purchase Agreement dated as of even date herewith by and between Maker, Holder, and others (the "Agreement"), incorporated herein by reference, and evidences the obligation of Maker to pay to the Holder the remaining balance of the cash purchase price set forth in said Agreement in consideration for the shares (as defined therein).

Maker's obligation to repay the principal sum evidenced by this Note shall be without interest up to the Maturity Date. In the event Maker fails to make the required payment of the entire principal amount hereunder on or before the Maturity Date, however, the unpaid balance shall thereafter bear interest at a rate equal to Eighteen Percent (18.0%) per annum. The Maker shall have the right to prepay the whole or any part of the principal sum hereof at any time and from time to time, without prepayment charge or penalty.

The Maker hereby (i) waives presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any endorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by the Holder of the Maker or any guarantor or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the Holder or any indulgence shown by the Holder, from time to time and in one or more instances (without notice to or further assent from the Maker or any guarantor), and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of the Holder shall in any way affect or impair the obligations of the Maker or any guarantor or be construed as a waiver by the Holder of, or otherwise affect, any of the Holder's rights under this Note, under any guaranty of this Note or under any document or instrument evidencing any security for payment of this Note. The Maker further agrees to reimburse the Holder for all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid in exercising any right, power or remedy conferred by this Note, or in the enforcement thereof.

The Maker authorizes any attorney at law, including an attorney engaged by the Holder, to appear in any court of record in the State of Pennsylvania or any other State or Territory of the United States, after the indebtedness evidenced hereby becomes due and waive the issuance and service of process and confess judgment against the Maker in favor of the Holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one Maker shall be a bar to a subsequent judgment or judgments against any other Maker against whom judgment has not been obtained hereon. This warrant of attorney to confess judgment is a joint and several warrant of attorney. The foregoing warrant of attorney shall survive any judgment; and if any judgment is vacated for any reason, the Holder nevertheless may hereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Maker. The Maker hereby expressly waives any conflict of interest that the Holder's attorney may have in confessing such judgment against the Maker and expressly consents to the confessing attorney receiving a legal fee from the Holder for confessing such judgment.

This Note has been executed and delivered at Philadelphia, Philadelphia County, Pennsylvania, and shall be governed by and construed in accordance with the laws of the State of Pennsylvania. This Note has not been given in connection with a consumer loan or a consumer transaction.

As a specifically bargained inducement for the Holder to extend credit to borrower, and after having the opportunity to consult counsel, the Maker expressly waives the right to trial by jury in any lawsuit or proceeding related to this note or arising in any way from any indebtedness or other transactions involving the Holder and the Maker.

By signing this paper, you give up your right to notice and court trial. If you do not pay on time a court judgment may be taken against you without your prior knowledge, and the powers of a court can be used to collect from you regardless of any claims you may have against the creditor whether for returned goods, faulty goods, failure on his part to comply with the agreement or any other cause.


MAKER:

ENVIROMAT INDUSTRIES CO. LTD., A DELAWARE CORPORATION

/s/ Christopher C. Chang
-----------------------------
BY:  CHRISTOPHER C. CHANG

ITS:  PRESIDENT AND CHIEF EXECUTIVE OFFICER

DATED:  MARCH 24, 2003




EXHIBIT 2.2 - PROPOSED FORM OF SHARE EXCHANGE AGREEMENT

                         AGREEMENT FOR SHARE EXCHANGE

THIS AGREEMENT FOR SHARE EXCHANGE (this "Agreement") is dated as of _____________________, 2003, by and among WPB FINANCIERS, LTD., a Delaware corporation ("WPB"), EFM INDUSTRIES INC., a Nevada corporation ("EFM") and ENVIROMAT INDUSTRIES CO. LTD ("ENVIROMAT").

                                   RECITALS:

WHEREAS, WPB and EFM desire to complete a share exchange transaction pursuant to which WPB shall acquire all of the issued and outstanding common stock of EFM solely in exchange for the issuance of shares of voting stock of WPB; and

WHEREAS, the Board of Directors of WPB and the Board of Directors of EFM have each approved the proposed transaction, contingent upon satisfaction prior to closing of all of the terms and conditions of this Agreement; and

WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with completion of the proposed share exchange transaction.

NOW, THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, and the covenants, conditions, representations and warranties hereinafter set forth, the parties hereby agree as follows:

                                   ARTICLE I
                                 THE EXCHANGE

1.1 THE EXCHANGE. At the Closing (as hereinafter defined), WPB shall acquire all of the issued and outstanding common stock of EFM (other than "Dissenting Shares," if any, as that term is defined in Section 5.2(d) hereof). Consideration to be issued by WPB in exchange for the EFM shares shall be the issuance of one share of common stock of WPB (the "Exchange Shares") for each share of EFM stock acquired. The Exchange shall take place upon the terms and conditions provided for in this Agreement and applicable state law. Exclusive of shares issuable in the future upon exercise of warrants, options, and/or any other rights to acquire shares of WPB which may be outstanding following closing hereunder, after taking into account the anticipated cancellation of 7,828,000 previously issued and outstanding shares of WPB, pursuant to and in accordance with the provisions of Section 4.5 hereof, and assuming that there are no Dissenting Shares in EFM, immediately after such closing there shall be a total of approximately 8,240,000 shares of common stock of WPB issued and outstanding. For Federal income tax purposes, it is intended that the Exchange shall constitute a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

1.2 CLOSING AND EFFECTIVE TIME. Subject to the provisions of this Agreement, the parties shall hold a closing (the "Closing") on (i) the first business day on which the last of the conditions set forth in Article V to be fulfilled prior to the Closing is fulfilled or waived or (ii) such other date as the parties hereto may agree (the "Closing Date"), at such time and place as the parties hereto may agree. Such date shall be the date of Exchange (the "Effective Time").

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES OF WPB. WPB represents and warrants to EFM as follows:

(a) ORGANIZATION, STANDING AND POWER. WPB is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

(b) CAPITAL STRUCTURE. As of the date of execution of this Agreement, the authorized capital stock of WPB consists of 100,000,000 shares of Common Stock with a par value of $0.0001 per share, of which 8,240,000 shares are currently issued and outstanding, and 20,000,000 shares of Preferred Stock with a par value of $0.0001, of which no shares are currently issued and outstanding. The Exchange Shares to be issued pursuant to this Agreement shall be, when issued pursuant to the terms of the resolution of the Board of Directors of WPB approving such issuance, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as otherwise specified herein, as of the date of execution of this Agreement, there are no other options, warrants, calls, agreements or other rights to purchase or otherwise acquire from WPB at any time, or upon the happening of any stated event, any shares of the capital stock of WPB whether or not presently issued or outstanding.

(c) CERTIFICATE OF INCORPORATION, BYLAWS, AND MINUTE BOOKS. The copies of the Articles of Incorporation and of the Bylaws of WPB which have been delivered to EFM are true, correct and complete copies thereof. The minute book of WPB, which has been made available for inspection, contains accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of WPB since the date of incorporation and accurately reflects all transactions referred to in such minutes and consents in lieu of meetings.

(d) AUTHORITY. WPB has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of WPB. No other corporate or shareholder proceedings on the part of WPB are necessary to authorize the Exchange, or the other transactions contemplated hereby.

(e) CONFLICT WITH OTHER AGREEMENTS; APPROVALS. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "violation") pursuant to any provision of the Articles of Incorporation or Bylaws or any organizational document of WPB or, result in any violation of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to WPB which violation would have a material adverse effect on WPB taken as a whole. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required by or with respect to WPB in connection with the execution and delivery of this Agreement by WPB or the consummation by WPB of the transactions contemplated hereby.

(f) BOOKS AND RECORDS . WPB has made and will make available for inspection by EFM upon reasonable request all the books of WPB relating to the business of WPB. Such books of WPB have been maintained in the ordinary course of business. All documents furnished or caused to be furnished to EFM by WPB are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

(g) COMPLIANCE WITH LAWS. WPB is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.

(h) SEC FILINGS. WPB filed a registration statement on Form 10-SB under the Securities Exchange Act of 1934 on July 23, 2002. In accordance with Section 12(g) under the 1934 Act such registration statement became effective on or about September 24, 2002. Thereafter, WPB has filed all periodic reports required to be filed with the Securities and Exchange Commission and as of the date hereof, is current in its filing obligations.

(i) FINANCIAL STATEMENTS AND TAX RETURNS. Copies of WPB's audited financial statements for the fiscal year ended December 31, 2002 and of its tax return for the year 2001 have been delivered to EFM.

(j) LITIGATION. There is no suit, action or proceeding pending, or, to the knowledge of WPB, threatened against or affecting WPB which is reasonably likely to have a material adverse effect on WPB, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against WPB having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

(k) TAX RETURNS. WPB has duly filed any tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by any federal, state or local taxing authorities. There are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted upon WPB.

2.2 REPRESENTATIONS AND WARRANTIES OF EFM. EFM represents and warrants to WPB as follows:

(a) ORGANIZATION, STANDING AND POWER. EFM is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

(b) CAPITAL STRUCTURE. The authorized capital stock of EFM consists of 100,000,000 shares of Common Stock with a par value of $0.001 per share. As of the date of execution of this Agreement, it has a total of ___________________ shares of common stock issued and outstanding. All outstanding shares of EFM stock are validly issued, fully paid and nonassessable and not subject to preemptive rights or other restrictions on transfer. All of the issued and outstanding shares of EFM were issued in compliance with all applicable securities laws. Except as otherwise specified herein, there are no options, warrants, calls, agreements or other rights to purchase or otherwise acquire from EFM at any time, or upon the happening of any stated event, any shares of the capital stock of EFM.

(c) CERTIFICATE OF INCORPORATION, BYLAWS AND MINUTE BOOKS. The copies of the Articles of Incorporation and of the other corporate documents of EFM which have been delivered to WPB are true, correct and complete copies thereof. The minute books of EFM which have been made available for inspection contain accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of EFM since the date of incorporation and accurately reflect all transactions referred to in such minutes and consents in lieu of meetings.

(d) AUTHORITY. EFM has all requisite power to enter into this Agreement and, subject to approval of the proposed transaction by the holders of at least a majority of all issued and outstanding shares which are entitled to vote to approve the proposed transaction, has the requisite power and authority to consummate the transactions contemplated hereby. Except as specified herein, no other corporate or shareholder proceedings on the part of EFM are necessary to authorize the Exchange and the other transactions contemplated hereby.

(e) CONFLICT WITH AGREEMENTS; APPROVALS. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of any provision of the Certificate of Incorporation or Bylaws of EFM or of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to EFM or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to EFM in connection with the execution and delivery of this Agreement by EFM, or the consummation by EFM of the transactions contemplated hereby.

(f) FINANCIAL STATEMENTS. Copies of EFM's audited financial statements for the period from inception (_________________) to ________________, 2003 have been delivered to WPB.

(g) BOOKS AND RECORDS. EFM has made and will make available for inspection by WPB upon reasonable request all the books of account, relating to the business of EFM. Such books of account of EFM have been maintained in the ordinary course of business. All documents furnished or caused to be furnished to WPB by EFM are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

(h) COMPLIANCE WITH LAWS. EFM is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.

(i) LIABILITIES AND OBLIGATIONS. EFM has no material liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) liabilities that are reflected and reserved against on the EFM financial statements that have not been paid or discharged since the date thereof and (ii) liabilities incurred since the date of such financial statements in the ordinary course of business consistent with past practice and in accordance with this Agreement.

(j) LITIGATION. There is no suit, action or proceeding pending, or, to the knowledge of EFM threatened against or affecting EFM, which is reasonably likely to have a material adverse effect on EFM, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against EFM having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

(k) TAXES. EFM has filed or will file within the time prescribed by law (including extension of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with all other jurisdictions where such filing is required by law; and EFM has paid, or made adequate provision for the payment of all taxes, interest, penalties, assessments or deficiencies due and payable on, and with respect to such periods. EFM knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefor.

(l) LICENSES, PERMITS; INTELLECTUAL PROPERTY. EFM owns or possesses in the operation of its business all material authorizations which are necessary for it to conduct its business as now conducted. Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notice or consent under or have any material adverse effect upon any such authorizations.

                                  ARTICLE III
                   COVENANTS RELATING TO CONDUCT OF BUSINESS

3.1 COVENANTS OF EFM AND WPB. During the period from the date of this Agreement and continuing until the Effective Time, EFM and WPB each agree as to themselves and their related entities that (except as expressly contemplated or permitted by this Agreement, or to the extent that the other party shall otherwise consent in writing):

(a) ORDINARY COURSE. Each party shall carry on its respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted.

(b) DIVIDENDS; CHANGES IN STOCK. No party shall (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, or (ii) repurchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any shares of its capital stock.

(c) ISSUANCE OF SECURITIES. No party shall issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any voting debt or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting debt or convertible securities.

(d) GOVERNING DOCUMENTS. No party shall amend or propose to amend its Articles of Incorporation or Bylaws.

(e) NO DISPOSITIONS . Except for the transfer of assets in the ordinary course of business consistent with prior practice, no party shall sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of, any of its assets, which are material, individually or in the aggregate, to such party.

(f) INDEBTEDNESS. No party shall incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of such party or guarantee any debt securities of others other than in each case in the ordinary course of business consistent with prior practice.

3.2 OTHER ACTIONS. No party shall take any action that would or is reasonably likely to result in any of its representations and warranties set forth in this Agreement being untrue as of the date made (to the extent so limited), or in any of the conditions to the Exchange set forth in Article V not being satisfied.

                                  ARTICLE IV
                             ADDITIONAL AGREEMENTS

4.1 RESTRICTED WPB SHARES. The Exchange Shares will not be registered under the Securities Act, but will be issued pursuant to an exemption from such registration requirements for transactions not involving a public offering. Accordingly, the Exchange Shares will constitute "restricted securities" for purposes of the Securities Act and applicable state securities laws and the holders of Exchange Shares will not be able to transfer such shares except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or in reliance upon an available exemption therefrom. The certificates evidencing the Exchange Shares shall contain a legend to the foregoing effect and the holders of such shares shall deliver at Closing an Investment Letter acknowledging the fact that the Exchange Shares are restricted securities and agreeing to the foregoing transfer restrictions.

4.2 ACCESS TO INFORMATION. Upon reasonable notice, WPB and EFM shall each afford to the officers, employees, accountants, counsel and other representatives of the other company, access to all their respective properties, books, contracts, commitments and records and, during such period, each of WPB and EFM shall furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal or state securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of either party, and in the event of termination of this Agreement for any reason each party shall promptly return all nonpublic documents obtained from any other party, and any copies made of such documents, to such other party.

4.3 LEGAL CONDITIONS TO EXCHANGE. Each of WPB and EFM shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Exchange and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or upon any of their related entities or subsidiaries in connection with the Exchange. Each party shall take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained or made by WPB or EFM or any of their related entities or subsidiaries in connection with the Exchange or the taking of any action contemplated thereby or by this Agreement.

4.4 WPB BOARD OF DIRECTORS AND OFFICERS. The current directors of WPB shall resign as of the Closing Date after appointing successors designated by EFM.

4.5 CANCELLATION OF WPB SHARES. By execution of this Agreement, ENVIROMAT hereby agrees that as soon as reasonably possible following the closing of the Exchange, it shall surrender for cancellation the 7,828,000 shares of WPB which ENVIROMAT purchased pursuant to and in accordance with the terms of the Stock Purchase Agreement dated ___________________, 2003. It is hereby acknowledged and agreed that upon cancellation of such shares they shall become treasury stock of WPB and shall not be considered to be part of the issued and outstanding common stock of WPB.

                                   ARTICLE V
                             CONDITIONS PRECEDENT

5.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE EXCHANGE. The respective obligations of each party to effect the Exchange shall be conditional upon the filing, occurring or obtainment of all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by any governmental entity or by any applicable law, rule, or regulation governing the transactions contemplated hereby.

5.2 CONDITIONS TO OBLIGATIONS OF WPB. The obligation of WPB to effect the Exchange is subject to the satisfaction of the following conditions on or before the Closing Date unless waived by WPB:

(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of EFM set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and WPB shall have received a certificate signed on behalf of EFM by the President of EFM to such effect.

(b) PERFORMANCE OF OBLIGATIONS OF EFM. EFM shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and WPB shall have received a certificate signed on behalf of EFM by the President to such effect.

(c) CLOSING DOCUMENTS. WPB shall have received such certificates and other closing documents as counsel for WPB shall reasonably request.

(d) DISSENTING SHARES. The number of shares of common stock of EFM with respect to which objections to the share exchange and demands for payment of the fair value thereof shall have been made in accordance with the provisions of Section of the Nevada Revised Statutes, and with respect to which such demands shall not have been withdrawn with the consent of EFM and WPB shall not exceed three percent (3%) of the number of shares entitled to object and make such demand.

(e) CONSENTS. EFM shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of WPB, individually or in the aggregate, have a material adverse effect on EFM and its subsidiaries and related entities taken as a whole upon the consummation of the transactions contemplated hereby. EFM shall also have received the approval of its shareholders in accordance with applicable law.

(f) DUE DILIGENCE REVIEW. WPB shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of EFM and shall not have determined that any of the representations or warranties of EFM contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that EFM is otherwise in violation of any of the provisions of this Agreement.

(g) PENDING LITIGATION. There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of WPB, made in good faith, would make the consummation of the Exchange imprudent. In addition, there shall not be any other litigation or other proceeding pending or threatened against EFM, the consequences of which, in the judgment of WPB, could be materially adverse to EFM.

5.3 CONDITIONS TO OBLIGATIONS OF EFM. The obligation of EFM to effect the Exchange is subject to the satisfaction of the following conditions unless waived by EFM:

(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of WPB set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, EFM shall have received a certificate signed on behalf of WPB by the President to such effect.

(b) PERFORMANCE OF OBLIGATIONS OF WPB. WPB shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and EFM shall have received a certificate signed on behalf of WPB by the President to such effect.

(c) SHAREHOLDER APPROVAL. Shareholders holding not less than a majority of all issued and outstanding shares of EFM which are entitled to vote to approve the proposed share exchange transaction shall have consented to or voted in favor of completion of the proposed transaction.

(d) OPINION OF COUNSEL FOR WPB. EFM shall have received an opinion dated the Closing Date from counsel for WPB, in form and substance reasonably satisfactory to EFM and its counsel relating to such matters as are customarily delivered in connection with a Exchange transaction.

(e) CLOSING DOCUMENTS. EFM shall have received such certificates and other closing documents as counsel for EFM shall reasonably request.

(f) CONSENTS. WPB shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby.

(g) DUE DILIGENCE REVIEW. EFM shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of WPB and shall not have determined that any of the representations or warranties of WPB contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that WPB is otherwise in violation of any of the provisions of this Agreement.

(h) PENDING LITIGATION. There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of EFM, made in good faith, would make the consummation of the Exchange imprudent. In addition, there shall not be any other litigation or other proceeding pending or threatened against WPB the consequences of which, in the judgment of EFM, could be materially adverse to WPB.

                                  ARTICLE VI
                           TERMINATION AND AMENDMENT

6.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time: (a) by mutual consent of WPB and EFM; (b) by either WPB or EFM if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach has not been cured within five (5) business days following receipt by the breaching party of notice of such breach, or if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Exchange shall have become final and non-appealable; or (c) by either WPB or EFM if the Exchange shall not have been consummated before ___________, 2003.

6.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by either EFM or WPB as provided in Section 6.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto. In such event, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

6.3 AMENDMENT. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, provided no amendment shall be made which by law requires approval by the shareholders of any party without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

6.4 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                  ARTICLE VII
                              GENERAL PROVISIONS

7.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time for a period of three years from the date of this Agreement.

7.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) If to WPB to:

(b) If to EFM, to:

(c) If to ENVIROMAT, to:

7.3 INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available.

7.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

7.5 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES; RIGHTS OF OWNERSHIP. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of law. Each party hereby irrevocably submits to the jurisdiction of any Nevada state court or any federal court in the State of Nevada in respect of any suit, action or proceeding arising out of or relating to this Agreement, and irrevocably accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts.

7.7 NO REMEDY IN CERTAIN CIRCUMSTANCES. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof or thereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or thereof or to any other remedy, including but not limited to money damages, for breach hereof or thereof or of any other provision of this Agreement or part hereof or thereof as a result of such holding or order.

7.8 PUBLICITY. Except as otherwise required by law or the rules of the SEC, so long as this Agreement is in effect, no party shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the written consent of the other party, which consent shall not be unreasonably withheld.

7.9 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that WPB may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of such company. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

IN WITNESS WHEREOF, this Agreement for Share Exchange has been signed by the parties set forth below as of the date set forth above.


WPB FINANCIERS, LTD.


By:__________________________________
President


EFM INDUSTRIES INC.


By: /s/ Christopher C. Chang
-------------------------------------
President


ENVIROMAT INDUSTRIES CO. LTD.


By: /s/ Christopher C. Chang
-------------------------------------
President